UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2013

PLANET PAYMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	00035699	13-4084693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

670 Long Beach Blvd. Long Beach, NY	11561
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  516-670-3200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

On April 3, 2013, the Audit Committee (the “Audit Committee”) of the Board of Directors of Planet Payment, Inc. (the “Company”) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accountant.

Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  Deloitte advised the Company that it had a material weakness in its internal control over financial reporting for each of the fiscal years ended December 31, 2012 and 2011 as noted in our Annual Report on Form 10-K for the year ended December 31, 2012, filed March 25, 2013.

During the fiscal years ended December 31, 2012 and 2011, and through April 3, 2013, (i) there have been no “disagreements” (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except that Deloitte had advised the Company of the material weakness in the Company’s internal control over financial reporting referred to above.  The Company has given Deloitte permission to respond to the inquiries of the successor auditor concerning this reportable event.

The Company has provided Deloitte with a copy of this Form 8-K and requested that Deloitte provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the statements related to them made by the Company in this report.  A copy of Deloitte’s letter, dated April 9, 2013, is attached as Exhibit 16.1 to this report.

(b) Newly Appointed Independent Registered Public Accountant

On April 3, 2013, the Audit Committee approved the appointment of BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2013.

During the fiscal years ended December 31, 2012 and 2011 and through April 3, 2013, neither the Company, nor anyone on its behalf, consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, in any case where a written report or oral advice was provided to the Company by BDO that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of April 9, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET PAYMENT, INC.

Date: April 9, 2013	By:	/s/ Graham N. Arad
		Name:	Graham N. Arad
		Title:	Director, Senior Vice President,
General Counsel

Exhibit Index

Exhibit	Description

16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of April 9, 2013.